Summary Prospectus Supplement dated June 21, 2019

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Core Plus Bond Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Matthew Brill	Portfolio Manager	2015
Chuck Burge	Portfolio Manager	2009
Michael Hyman	Portfolio Manager	2013
Joseph Portera	Portfolio Manager	2013
Scott Roberts	Portfolio Manager	2012”

CBP-SUMPRO SUP 062119